Exhibit 99.1

CONTRIBUTION AND ASSIGNMENT AGREEMENT
THIS CONTRIBUTION AND ASSIGNMENT AGREEMENT (this “Agreement”) is entered into as of April 1, 2018 by and among Jones Lang LaSalle Income Property Trust, Inc., a Maryland corporation (the “Company”) and JLLIPT Holdings LP, a Delaware limited partnership (the “Operating Partnership”).
WHEREAS, the Company is the initial limited partner of the Operating Partnership; and
WHEREAS, in respect of its ownership interest in the Operating Partnership, the Company desires to transfer and contribute to the Operating Partnership certain interests owned by the Company (the “Contributed Interests”) in certain of the Company’s subsidiaries (the “Contributed Entities”), which Contributed Interests and Contributed Entities are set forth on Schedule A attached hereto (such contribution, the “Contribution”).
NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.Contribution and Assignment. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby contributes, grants, sells, assigns, transfers, conveys and delivers to the Operating Partnership all of the Company’s rights, title and interest under, in and to the Contributed Interests. The Operating Partnership hereby accepts the foregoing contribution, grant, sale, assignment, transfer, conveyance and delivery of the Contributed Interests by the Company to the Operating Partnership.
2.Assumption of Liabilities. The Operating Partnership expressly assumes and agrees to perform, satisfy and discharge, in each case in due course, all of the liabilities and obligations of the Company relating to the Contributed Interests arising or accruing from and after the date hereof, and the Company is hereby released from any further liabilities or obligations accruing from and after the date hereof with respect to the Contributed Interests. The Operating Partnership is assuming only the liabilities related to the Contributed Interests and the Contributed Entities and is not assuming any other liability or obligation of the Company of whatever nature whether presently in existence or arising hereafter, and all such other liabilities and obligations shall be retained by and remain liabilities of the Company. The Company and the Operating Partnership hereby agree that the Operating Partnership shall be admitted as a shareholder, stockholder or member, as applicable, of each of the Contributed Entities and hereby agrees to be bound by and perform and observe all of the obligations, covenants, terms and conditions to be performed or observed under the applicable organizational documents of each of the Contributed Entities.
3.Conveyance Instruments. In order to effectuate the Contributed Interests and the Contributed Entities as contemplated by this Agreement, the Company has, or will hereafter, execute and deliver, or cause to be executed and delivered, all such documents or instruments of assignment, transfer, or conveyance, in each case dated the Contribution Date, as the parties and their respective counsel shall reasonably deem necessary or appropriate to vest in or confirm title to the Contributed Interests and the Contributed Entities to the Operating Partnership.
4.Representations and Warranties of the Company. The Company represents and warrants to the Operating Partnership as follows:
(a)Organization, Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite power and authority to carry on its business as it is now being conducted.
(b)Authority Relative to this Agreement. The Company has taken all action necessary to authorize the execution, delivery and performance of this Agreement by the Company and no other proceedings on the part of the

Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions hereunder.
(c)Binding Obligation. The Company has caused this Agreement to be duly and validly executed and delivered by the Company to the Operating Partnership, and this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
(d)Ownership. The Company represents and warrants that it is the sole legal and beneficial owner of the Contributed Interests.
(e)Title to Contributed Interests. The Company hereby conveys, and the Operating Partnership hereby acquires, title to the Contributed Interests on an “as-is” basis.
5.Representations and Warranties of the Operating Partnership. The Operating Partnership represents and warrants to the Company as follows:
(a)Organization, Power and Authority. The Operating Partnership is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted.
(b)Authority Relative to this Agreement. The Operating Partnership has taken all action necessary to authorize the execution, delivery and performance of this Agreement by the Operating Partnership and no other proceedings on the part of the Operating Partnership are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions hereunder.
(c)Binding Obligation. The Operating Partnership has caused this Agreement to be duly and validly executed and delivered by the Operating Partnership to the Company, and this Agreement constitutes a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terns.
6.Further Assurances. Each of the parties hereto shall execute and deliver all such other and further instruments and documents and take or cause to be taken all such other and further actions any other party may reasonably request in order to effect the transactions contemplated by this Agreement.
6.Amendment; Waiver. Any amendment hereto shall be effective only if signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.
7.Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument.
8.Applicable Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Maryland, without giving effect to the conflict of law provisions thereof.
9.Successors and Assigns. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect.
10.Severability. If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.
[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement, or caused the Agreement to be duly executed and delivered on its behalf, as of the date first set forth above.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ C. ALLAN SWARINGEN
Name:	C. Allan Swaringen
Title:	Chief Executive Officer and President

JLLIPT HOLDINGS LP
By: JLLIPT Holdings GP, LLC, its General Partner
By: Jones Lang LaSalle Income Property Trust, Inc., its sole and managing member

By:	/s/ C. ALLAN SWARINGEN
Name:	C. Allan Swaringen
Title:	Chief Executive Officer and President

SCHEDULE A

Jones Lang LaSalle Income Property Trust, Inc. Subsidiaries	Contributed Interest
MIVPO Member LLC	100%
ELPF Kendall LLC	100%
ELPF Norfleet LLC	100%
ELPF Howell Mill LLC	100%
LIPT Grand Lakes Retail LLC	100%
LIPT Grand Lakes GP LLC	100%
LIPT Spokane Street LLC	100%
LIPT Collins Avenue, LLC	100%
LIPT Oak Grove, LLC	100%
LIPT Trinity Boulevard, LLC	100%
LIPT Twin Lakes Member, LLC	100%
LIPT Twin Lakes, LP	100%
LIPT Ontario Street, LLC	100%
LIPT Whitestone Boulevard, LLC	100%
LIPT Touhy McCormick, LLC	100%
LIPT East Kaahumanu Avenue, LLC	100%
LIPT Corporate Drive, LLC	100%
LIPT Allan Drive, LLC	100%
LIPT Lewis Mittel, LLC	100%
LIPT 1225 Michael Drive, LLC	100%
LIPT 1300-1350 Michael Drive, LLC	100%
LIPT North Moore Road, LLC	100%
LIPT SW Fifth Avenue, LLC	100%
LIPT Madison Industrial Lane, LLC	100%
LIPT Orchard Gateway, LLC	100%
LIPT Lane Parke, LLC	100%
LIPT North Scottsdale Road, LLC	100%
LIPT East Greenway Parkway, LLC	100%
LIPT NW Cedar Falls Drive, LLC	100%
LIPT North Jefferson Street, LLC	100%
LIPT North Durango Drive, LLC	100%

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